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                                                                   EXHIBIT 10.45


         AMENDMENT NO. 5 TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Amendment No. 5 to Amended and Restated Business Loan Agreement dated as of January 7, 2002 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (as amended, the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Technologies, Inc. (the "Subsidiary Borrower").



                                    RECITALS

A. Pursuant to Section 2.3(b) of the Loan Agreement, on December 31, 2001, the Borrower made its scheduled quarterly principal payment of Six Hundred Thirty-Five Thousand Three Hundred Six Dollars ($635,306) to the Bank (the "Term Loan Principal Payment").

B. The Borrower has requested, and the Bank has agreed, for the Borrower to reborrow the amount of the Term Loan Principal Payment, provided that the Borrower repay such amount on or before January 21, 2002.

In furtherance of the foregoing, the parties hereby agree to amend the Loan Agreement as follows:

     1. Defined Terms. All initially capitalized terms used in this Amendment
        -------------
without definition shall have the respective meaning assigned thereto in the Loan Agreement.

     2. Amendment to Section 2.3(b). Section 2.3(b) of the Loan Agreement is
        ---------------------------
hereby amended to provide that the quarterly principal payment of Six Hundred Thirty-Five Thousand Three Hundred Six Dollars ($635,306) paid by Borrower on December 31, 2001 may be reborrowed by Borrower, provided that such amount is repaid no later than January 21, 2002.

     3. Conditions Precedent. The effectiveness of this Amendment shall be
        --------------------
conditioned upon receipt by the Bank of all of the following:

     a. Counterparts of this Amendment executed by all parties hereto; and

     b. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

     4. Representations and Warranties. The Borrower hereby represents and
        ------------------------------
warrants that no default under Section 13 of the Loan Agreement has occurred and
                               ----------
remains continuing.

     5. Counterparts. This Amendment may be executed in counterparts in
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accordance with Section 14.12 of the Loan Agreement.
                        -----

     6. Confirmation. In all other respects, the Loan Agreement is confirmed.
        ------------



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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

                                        IMPCO TECHNOLOGIES, INC.

                                        By /s/ William B. Olson
                                           _________________________

                                        Title:   CFO
                                              ______________________



                                        QUANTUM TECHNOLOGIES, INC.

                                        By:  /s/ Syed Hussain
                                           _________________________

                                        Title:  President & CEO
                                              ______________________



                                        BANK OF AMERICA, N.A.


                                        By:   /s/ Jeff Thom
                                           _________________________

                                        Title:   Vice President
                                              ______________________